Exhibit 10(e)(6)
CENTERPOINT ENERGY SAVINGS RESTORATION PLAN
(Effective as of January 1, 2008)

Fifth Amendment
WHEREAS, CenterPoint Energy, Inc. (the “Company”) maintains the CenterPoint Energy Savings Restoration Plan, effective as of January 1, 2008 (the “Plan”) for the benefit of its eligible employees; and
WHEREAS, the Company desires to amend the Plan in certain respects;
NOW, THEREFORE, the Company, having reserved the right under Section 6.2 thereof to amend the Plan, does hereby amend the Plan, effective as of January 1, 2024, as follows:
1.Section 4.3 of the Plan shall be amended in its entirety to read as follows:
“4.3    Vesting. A Participant who first performs an Hour of Service prior to January 1, 2024 shall be at all times be fully vested in the Total Plan Benefit credited to his or her account. A Participant who first performs an Hour of Service on or after January 1, 2024 shall fully vest in the Total Plan Benefit credited to his or her account upon completion of a two-year period of Service or, if earlier, upon (a) attainment of age sixty-five (65), (b) becoming “disabled” under the Company’s long-term disability plan, or (c) death, in each case while an Employee. For purposes of this Section 4.3, “Hour of Service” and “Service” shall have the meanings set forth under the Savings Plan. Notwithstanding any other provision of the Plan, Total Plan Benefits shall be payable under the Plan only if full vested under this Section 4.3. In the event of a Participant’s Separation from Service prior to full vesting of the Total Plan Benefit as set forth hereunder, the Participant’s Total Plan Benefit shall be subject to forfeiture and reinstatement to the extent the Participant’s benefits attributable to employer matching and non-matching contributions under the Savings Plan are subject to forfeiture and reinstatement under the terms of the Savings Plan.”

[Signature Page Follows]

IN WITNESS WHEREOF, CenterPoint Energy, Inc. has executed these presents as evidenced by the signature of its officer affixed hereto, which may be sufficiently evidenced by any executed copy hereof, this 14th day of December, 2023, but effective as set forth above.

CENTERPOINT ENERGY, INC.

By:    /s/David J. Lesar__________________________
David J. Lesar
Chief Executive Officer
ATTEST:

/s/Vincent A. Mercaldi___
Vincent A. Mercaldi
Corporate Secretary

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